UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 9, 2010

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 924-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Andrew M. Miller to Polycom Board of Directors

On June 9, 2010, the Board of Directors (the “Board”) of Polycom, Inc. (“Polycom”) appointed Andrew M. Miller, Polycom’s President and Chief Executive Officer, to serve on the Board, with his term as a director to commence immediately. Mr. Miller was not appointed to any committees of the Board.

As previously disclosed in Polycom’s Current Report on Form 8-K dated May 10, 2010 and Supplement to the Proxy Statement dated May 12, 2010, the Board had planned to appoint Mr. Miller to the Board of Directors shortly following this year’s Annual Meeting of Stockholders in connection with Mr. Miller’s appointment as President and Chief Executive Officer of Polycom. Mr. Miller is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Andrew M. Miller Compensation Arrangements

On June 9, 2010, the independent members of the Board also amended two outstanding performance share awards to Mr. Miller in the amounts of 50,000 and 75,000 performance shares (both at target), respectively, which awards had been originally granted to Mr. Miller on August 4, 2009, in connection with his hire by Polycom in his previous role as EVP, Global Field Operations, and the vesting of which was contingent upon the achievement of targets for market share for certain products and for market share and revenue for certain products, respectively. The amendments changed the applicable performance vesting criteria for future performance periods under such awards commencing July 1, 2010, amending the performance criteria for 100,000 of the target performance shares, to targets for Total Shareholder Return to better align with Mr. Miller’s new responsibilities as President and Chief Executive Officer. Performance will be measured over a series of consecutive six-month performance periods, with the last such period ending December 31, 2012. Depending on actual performance versus the goals, the number of shares that actually vest will range from 0% to 200% of the target amount.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2010, in connection with Mr. Miller’s appointment to the Board effective June 9, 2010, the Board approved an amendment to Section 3.2 of Polycom’s Bylaws to increase the size of the Board from seven to eight members effective June 9, 2010. A copy of the Amended and Restated Bylaws of Polycom, Inc. is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Polycom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/S/ SAYED M. DARWISH
Sayed M. Darwish
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: June 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Polycom, Inc.

4